Pacer American Energy Infrastructure ETF
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 99.8%	Shares		Value
Energy - 99.8% (a)
Antero Midstream Corp.	87,858		$ 1,930,240
Antero Resources Corp. (b)	55,162		1,993,555
Archrock, Inc.	48,456		1,732,787
BKV Corp. (b)(c)	6,975		170,608
Cheniere Energy, Inc.	40,192		10,593,405
CNX Resources Corp. (b)(c)	26,575		951,385
Comstock Resources, Inc. (b)	14,892		197,468
DT Midstream, Inc.	19,746		2,724,948
Enbridge, Inc.	169,142		9,203,661
Energy Transfer LP	491,222		10,001,280
Enterprise Products Partners LP	254,780		9,694,379
EQT Corp.	117,225		6,246,920
Excelerate Energy, Inc. - Class A	30,918		1,214,150
Expand Energy Corp.	44,831		4,215,459
Genesis Energy LP	49,534		758,366
Gibson Energy, Inc.	69,952		1,601,284
Gulfport Energy Corp. (b)	2,718		438,604
Hess Midstream LP - Class A (c)	43,075		1,758,752
Keyera Corp.	60,448		2,568,237
Kinder Morgan, Inc.	168,666		5,427,672
Kinetik Holdings, Inc.	27,913		1,411,560
Kodiak Gas Services, Inc.	26,487		1,555,052
MPLX LP	73,546		4,298,764
NextDecade Corp. (b)(c)	531,900		3,574,368
ONEOK, Inc.	63,032		5,723,936
Pembina Pipeline Corp.	94,752		4,632,665
Plains GP Holdings LP - Class A	67,816		1,785,595
Range Resources Corp.	44,154		1,772,342
South Bow Corp.	54,296		2,013,272
Targa Resources Corp.	20,558		5,558,266
TC Energy Corp.	135,577		9,129,699
Venture Global, Inc. - Class A	482,659		6,457,977
Western Midstream Partners LP (c)	50,061		2,331,341
Williams Cos., Inc.	123,801		8,856,724
TOTAL COMMON STOCKS (Cost $105,274,648)			132,524,721

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 2.6%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (d)	3,470,892		3,470,892
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,470,892)			3,470,892

TOTAL INVESTMENTS - 102.4% (Cost $108,745,540)			135,995,613
Liabilities in Excess of Other Assets - (2.4)%		(0.02389)	(3,172,684)
TOTAL NET ASSETS - 100.0%			$ 132,822,929

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $3,371,413.
(d)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Pacer American Energy Infrastructure ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 132,524,721	$ –	$ –	$ 132,524,721
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	3,470,892
Total Investments	$ 132,524,721	$ –	$ –	$ 135,995,613

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.